Schedule of Investments (unaudited)
August 31, 2024
 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 10.9%
Entertainment — 3.6%
Netflix Inc.	600,900	$421,441,215 *
Interactive Media & Services — 7.3%
Alphabet Inc., Class A Shares	1,199,600	195,990,648
Meta Platforms Inc., Class A Shares	1,278,898	666,702,316
Total Interactive Media & Services		862,692,964

Total Communication Services		1,284,134,179
Consumer Discretionary — 8.8%
Automobiles — 0.6%
Tesla Inc.	336,100	71,962,371 *
Broadline Retail — 7.6%
Amazon.com Inc.	4,990,980	890,889,930 *
Hotels, Restaurants & Leisure — 0.6%
Starbucks Corp.	723,600	68,430,852

Total Consumer Discretionary		1,031,283,153
Consumer Staples — 3.0%
Beverages — 1.1%
Monster Beverage Corp.	2,918,038	137,527,131 *
Consumer Staples Distribution & Retail — 1.5%
Target Corp.	1,133,400	174,112,908
Personal Care Products — 0.4%
Estee Lauder Cos. Inc., Class A Shares	503,600	46,159,976

Total Consumer Staples		357,800,015
Financials — 10.3%
Capital Markets — 2.6%
Intercontinental Exchange Inc.	538,100	86,930,055
S&P Global Inc.	422,537	216,862,890
Total Capital Markets		303,792,945
Financial Services — 6.2%
PayPal Holdings Inc.	2,466,788	178,669,454 *
Visa Inc., Class A Shares	2,009,024	555,233,963
Total Financial Services		733,903,417
Insurance — 1.5%
Marsh & McLennan Cos. Inc.	781,600	177,821,816

Total Financials		1,215,518,178
Health Care — 15.0%
Health Care Equipment & Supplies — 6.0%
Alcon Inc.	1,904,963	186,076,786
Intuitive Surgical Inc.	632,803	311,737,742 *
Stryker Corp.	577,500	208,142,550
Total Health Care Equipment & Supplies		705,957,078
Health Care Providers & Services — 3.2%
UnitedHealth Group Inc.	627,669	370,450,244
Life Sciences Tools & Services — 2.3%
Thermo Fisher Scientific Inc.	446,983	274,925,834
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
August 31, 2024
 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Pharmaceuticals — 3.5%
Eli Lilly & Co.	243,300	$233,572,866
Zoetis Inc.	991,166	181,869,049
Total Pharmaceuticals		415,441,915

Total Health Care		1,766,775,071
Industrials — 9.1%
Aerospace & Defense — 1.8%
RTX Corp.	1,708,745	210,756,608
Electrical Equipment — 1.9%
Eaton Corp. PLC	734,109	225,320,075
Ground Transportation — 3.5%
Uber Technologies Inc.	3,341,251	244,345,686 *
Union Pacific Corp.	636,000	162,873,240
Total Ground Transportation		407,218,926
Trading Companies & Distributors — 1.9%
W.W. Grainger Inc.	225,581	222,179,239

Total Industrials		1,065,474,848
Information Technology — 36.3%
IT Services — 1.7%
Accenture PLC, Class A Shares	587,800	200,998,210
Semiconductors & Semiconductor Equipment — 12.7%
ASML Holding NV, Registered Shares	226,897	205,085,392
NVIDIA Corp.	9,127,360	1,089,532,963
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,166,400	200,270,880
Total Semiconductors & Semiconductor Equipment		1,494,889,235
Software — 17.2%
Adobe Inc.	417,376	239,744,948 *
Intuit Inc.	288,300	181,703,958
Microsoft Corp.	2,092,962	873,058,169
Palo Alto Networks Inc.	791,734	287,177,756 *
Salesforce Inc.	957,591	242,174,764
Workday Inc., Class A Shares	724,180	190,596,934 *
Total Software		2,014,456,529
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	2,417,277	553,556,433

Total Information Technology		4,263,900,407
Materials — 1.8%
Chemicals — 1.8%
Sherwin-Williams Co.	570,500	210,725,585

Real Estate — 1.8%
Specialized REITs — 1.8%
Equinix Inc.	254,358	212,226,141

Utilities — 1.2%
Electric Utilities — 1.2%
NextEra Energy Inc.	1,708,900	137,583,539
Total Investments before Short-Term Investments (Cost — $4,703,915,396)		11,545,421,116
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report

 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 1.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.087%	113,624,121	$113,624,121 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.176%	113,624,120	113,624,120 (a)(b)

Total Short-Term Investments (Cost — $227,248,241)			227,248,241
Total Investments — 100.1% (Cost — $4,931,163,637)			11,772,669,357
Liabilities in Excess of Other Assets — (0.1)%			(9,968,069)
Total Net Assets — 100.0%			$11,762,701,288

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2024, the total market value of investments in Affiliated Companies was $113,624,120 and the cost was $113,624,120 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.
Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$11,545,421,116	—	—	$11,545,421,116
Short-Term Investments†	227,248,241	—	—	227,248,241
Total Investments	$11,772,669,357	—	—	$11,772,669,357

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2024. The following transactions were effected in such company for the period ended August 31, 2024.

	Affiliate Value at November 30, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$63,143,775	$632,282,325	632,282,325	$581,801,980	581,801,980

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2024
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$2,670,002	—	$113,624,120

ClearBridge Large Cap Growth Fund 2024 Quarterly Report